UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2020

HEALTH ASSURANCE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39702	85-2899745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 University Road Cambridge, Massachusetts	02138
(Address of principal executive offices)	(Zip Code)

(617) 234-7000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SAILSM (Stakeholder Aligned Initial Listing) securities, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-fourth of one redeemable warrant	HAACU	The NASDAQ Stock Market LLC

Class A Common Stock included as part of the SAILSM securities	HAAC	The NASDAQ Stock Market LLC

Warrants included as part of the SAILSM securities, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	HAACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 17, 2020, Health Assurance Acquisition Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 52,500,000 SAILSM (Stakeholder Aligned Initial Listing) securities (the “SAILSM securities”), at an offering price of $10.00 per SAILSM security and a private placement with 11,666,666 private placement warrants at a price of $1.50 per warrant (the “Private Placement”). The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $525,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the Offering Proceeds held in the trust account that may be released to the Company to pay its income taxes, if any, the Company’s second amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) provides that the Offering Proceeds will not be released from the trust account (1) to the Company, until the completion of its initial business combination, or (2) to its public shareholders, until the earliest of (a) the completion of the its initial business combination, and then only in connection with those shares of Class A common stock that such shareholders properly elected to redeem, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to provide holders of its shares of Class A common stock the right to have their shares redeemed in connection with the Company’s initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to the rights of holders of its shares of Class A common stock, and (c) the redemption of the public shares if the Company has not consummated its business combination within 24 months from the closing of the IPO or such later date as approved by holders of a majority of shares of the Company’s outstanding common stock, subject to applicable law.

An audited balance sheet as of November 17, 2020 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2020

HEALTH ASSURANCE ACQUISITION CORP.

By:	/s/ Hemant Taneja
Name: Hemant Taneja
Title: Chief Executive Officer